UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

  PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of Earliest Event Reported)   February 27, 2007

                     Commission File Number: 000-14047


                     LIBERTY DIVERSIFIED HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)


     Nevada                                                 04-2392188
(State or jurisdiction of                              (IRS Employer
 incorporation or organization)                         Identification No.)

                        2100 West Orangewood Avenue
                                 Suite 220
                          Orange, California 92868
        (Address of principal executive offices, including zip code)


                               (949) 376-4846
            (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant's Certifying Accountants

     On February 23, 2007 the Company's Board of Directors passed a resolution, ratified by a majority of the Company's shareholders, to change the Company's Certifying Accountants from Chisholm, Bierwolf & Nilson, LLC to Kabani & Company, Inc.

     Chisholm, Bierwolf & Nilson informed the Company in a letter dated January 29, 2007 that they were withdrawing as the Company's Independent Registered Public Accounting Firm after a careful review of their workload and the Company's filing requirements. The Company has subsequently engaged the services of Kabani & Company.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this Form 8-K statement has been signed by the following persons in the capacities and on the dates indicated:



Name                     Title                           Date

/S/ Dr. Michael Brown
----------------------   President                       February 28, 2007
Dr. Michael Brown


/S/ Ronald C. Touchard
----------------------   Chief Executive Officer,
Ronald C. Touchard       Treasurer, Chairman of the
                         Board of Directors              February 28, 2007

/S/ Wayne Bailey
----------------------
Wayne Bailey             Chief Financial Officer,
                         Secretary                       February 28, 2007